SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 11, 2005

                             On2 Technologies, Inc.
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             (Exact name of Registrant as specified in its charter)

                                    Delaware
                    (State of incorporation or organization)

                                     1-15117
                            (Commission File Number)

                                   84-1280679
                        (IRS Employer Identification No.)

                21 Corporate Drive, Suite 103, New York NY 12065
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  (Address, including zip code, and telephone number, including area code, of
                    Registrant's principal executive offices)

                                 Not applicable
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       (Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to
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Item 1.01 Entry into a Material Definitive Agreement

      On May 11, 2005, the Board of Directors (the "Board") of On2 Technologies, Inc., adopted the annual meeting fees and option grants for members of the Board for the upcoming year. Under the plan, each outside director, that is a director who is not an employee of On2, will receive a grant of 50,000 stock options for service on the Board. In addition, outside directors will receive grants of 25,000 stock options for each committee on which they serve (other than the Special Committee), except that outside directors who are chairmen of committees (other than the Special Committee) shall receive grants of 40,000 stock options for their service on each such committee. In addition, each director will receive an annual cash retainer fee of $10,000 for service on the Board. Outside directors will also receive $5,000 for each committee on which they serve (other than the Special Committee), except that outside directors who are chairmen of committees (other than the Special Committee) shall receive $10,000 for their service on each such committee.

      At its May 11 meeting, the Board also extended the terms of the employment contracts of three of its executive officers for one year each. In particular, the Board extended the terms of the employment agreements of:

      o Douglas A. McIntyre, the Company's Chairman, President, and CEO, until April 16, 2007;

      o Eric Ameres, the Company's Executive Vice-President and Chief Technology Officer, until September 15, 2006; and

      o Timothy Reusing, the Company's Executive Vice-President, Legal and Business Affairs, until October 15, 2006.

      For a description of the employment agreements of Messrs. McIntyre, Ameres, and Reusing, see Notice and Proxy Statement of the Company for the Annual Stockholder Meeting on May 5, 2005, "Proposal 1 - Election of Directors - Employment Contracts, Termination of Employment and Change in Control Arrangements".

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

At the May 11, 2005, meeting of the Board, two new directors were appointed to the Board. Joining the Board are James Meyer and Afsaneh Naimollah. Mr. Meyer will become Chairman of the Compensation Committee, and Ms. Naimollah will join the Audit Committee.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 13, 2005              On2 Technologies, Inc.

                                 By: /s/ Doug McIntyre
                                 ------------------------------------
                                 Name: Doug McIntyre
                                 Title: Chairman, President and CEO